Exhibit 10.31.A

June 13, 2018

From:   1800 Industrial, LLC

1800 Industrial Road, Suite 108G

Las Vegas, NV 89102

To: Alternative Solutions, LLC

1800 Industrial Road, Suites 102, 160, & 180

Las Vegas, NV 89102

RE: Lease Addendum

Term:	Five (5) Years

Commencement of Rent:	July 1, 2018 ending on June 30, 2023

Basic Rent:	Months 01 thru 12 at $8,441.30 Months 13 thru 24 at $8,694.54 Months 25 thru 36 at $8,955.38 Months 37 thru 48 at $9,224.04 Months 49 thru 60 at $9,500.76

CAM Rate:	$0.23 per square foot (total of 6,900 sqft) In addition to the monthly base rent.

Renewal Option: One (1) option-to-renew for a five (5) year term with rent starting at the then market rate for like spaces, but not less than rent for the fifth year of the original lease term.

All other terms of lease agreement will remain in full force and effect.

Benjamin Sillitoe LESEE: Print

/s/ Benjamin Sillitoe LESEE: Alternative Solutions, LLC	6/13/2018 Date:

Blanca Fox LESSOR: Print

/s/ Blanca Fox LESSOR: 1800 Industrial, LLC	6/13/2018 Date: